AGREEMENT

          Pursuant to Rule 13d-1(f) under the Securities Exchange Act of 1934, each of the undersigned hereby agrees that the Schedule 13D (the "Schedule 13D") filed in connection with beneficial ownership of securities of Alarmguard Holdings, Inc. (formerly Triton Group, Ltd.) of which this Agreement is an
Exhibit is filed in its behalf.

          Each of the undersigned hereby further constitutes and appoints Thomas W. Janes and John M. Chapman, and each of them, his attorney-in-fact, with power to act jointly or severally, with power of substitution, for the undersigned in any and all capacities, to sign the Schedule 13D and any amendments thereto, and to file the same, with any exhibits thereto and other documents therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          This Agreement will be construed in accordance with laws of the United States and the laws of the State of Connecticut.

          This Agreement may be signed in one or more counterparts.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of April 23, 1997.

                                TRIUMPH-CONNECTICUT LIMITED
                                PARTNERSHIP
                                By Triumph-Connecticut Capital Advisers, L.P. Its General Partner


                                   /s/ Frederick W. McCarthy
                                By:------------------------------------------
                                   Frederick W. McCarthy
                                   Its General Partner


                                TRIUMPH-CONNECTICUT CAPITAL ADVISORS, L.P.
                                By Triumph Capital Group, Inc.
                                Its General Partner


                                   /s/ Frederick W. McCarthy
                                By:------------------------------------------
                                   Frederick W. McCarthy
                                   Its President

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                                TRIUMPH CAPITAL GROUP, INC.


                                   /s/ Frederick W. McCarthy
                                By:------------------------------------------
                                   Frederick W. McCarthy
                                   Its President


                                /s/ Frederick W. McCarthy
                                ---------------------------------------------
                                Frederick W. McCarthy


                                /s/ Frederick S. Moseley, IV
                                ---------------------------------------------
                                Frederick S. Moseley, IV


                                /s/ E. Mark Noonan
                                ---------------------------------------------
                                E. Mark Noonan


                                /s/ Thomas W. Janes
                                ---------------------------------------------
                                Thomas W. Janes


                                /s/ John M. Chapman
                                ---------------------------------------------
                                John M. Chapman


                                /s/ Richard J. Williams
                                ---------------------------------------------
                                Richard J. Williams